推介会法律声明 Disclaimer

"This presentation contains "forward-looking statements", which represent our projections, estimates, expectations or beliefs concerning among other things, financial items that relate to Company's future plans or objectives or to our future economic and financial performance. In some cases, you can identify these statements by terminology such as "may", "should", "plans", "believe", "will", "anticipate", "estimate", "expect" "project", or "intend", including their opposites or similar phrases or expressions. You should be aware that these statements are projections or estimates as to future events and are subject to a number off actors that may tend to influence the accuracy of the statements. These forward-looking statements should not be regarded as a representation by the Company or any other person that the events or plans of the Company will be achieved. You should not unduly rely on these forward-looking statements, which speak only as of the date of this presentation. Except as may be required under applicable securities laws, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this presentation or to reflect the occurrence of unanticipated events. This presentation is not, and nothing in it should be construed as, an offer, invitation or recommendation in respect of any of the Company's securities, or an offer, invitation or recommendation to sell, or a solicitation of an offer to buy any of the Company's securities in any jurisdiction. Any such offer may be made only by written prospectus or memorandum distributed by the Company. Neither this presentation nor anything in it shall form the basis of any contract or commitment. This presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any investor. All investors should consider such factors in consultation with a professional advisor of their choosing when deciding if an investment is appropriate.

本报告包含"前瞻性陈述"，代表我们对与公司未来计划或目标或与公司未来经济和财务业绩有关的财务项目的预测、估计、期望或信念。在某些情况中，你可以通过某些术语类似"可能"，"应该"，"计划"，"认为"，"将要"，"预计"，"预测"，"期望"，"估计"，或"意图打算"，包括他们相反的或相似的词组或表达。你应该知道这些陈述是对未来事件的预测或估计，受一些可能会影响陈述准确性的无关人员的影响。本前瞻性声明不应被视为本公司或任何其他人对本公司将实现的事件或计划的陈述。你不应过分依赖这些前瞻性的声明，这些声明仅在本报告提出之日起生效。除适用的证券法另有规定外，本公司并无义务公开修订任何前瞻性声明，以反映在本报告提交日期后的情况或事件，或反映意外事件的发生。本陈述并非，且其任何内容均不应被解释为有关本公司任何证券的要约、邀请或建议，或出售本公司任何证券的要约、邀请或建议，或邀请购买本公司在任何司法管辖区的任何证券的要约。任何该等要约只能通过公司发出的书面招股说明书或备忘录作出。本说明书及其任何内容均不构成任何合同或承诺的基础。本报告书并非旨在向投资者或潜在投资者提供意见，亦不考虑任何投资者的投资目标、财务状况或需要。所有投资者在决定投资是否合适时，应咨询他们所选择的专业顾问，以考虑这些因素。

Professional
Diversity Network

普谛恩（中国）业务推介会

IPDN CHINA BUSINESS INTRODUCTION

目录 Content

目录 Content

01

公司介绍

Introduction of the Company

1、美国母公司概况 Overview of US Company


STARTS NOW
BROADWAY

IPDN / 美国 US

IPDN公司成立于2003年10月，总部位于美国芝加哥。2013年PDN公司成功在纳斯达克交易所挂牌上市，随后在纽约、明尼苏达、中国设立分支机构。作为美国顶尖的服务平台, IPDN公司在全美拥有超过1070万注册用户。

IPDN was established in October 2003 with its headquarter located in Chicago. PDN was listed in NASDAQ in 2013 and it established branches in New York, Minnesota and China. As a top service platform in America, IPDN has over 10.7 million registered users.

IPDN公司作为一家国际性的公司，我们的宗旨是建立一个涵盖文化交流、素质培养、商业合作、多元化国际服务为一体的综合性社交服务平台。目前旗下有PDN（多元种族人才招聘）、IAW（国际女性菁英荟）以及Association of Education and Training Schools International（国际教育与培训协会）三个主要平台，旨在为客户提供优质的双向服务体系，我们的社交平台基于上述三块业务的搭建及发展。

As an international company, IPDN's mission is to establish a comprehensive social service platform covering cultural communication, quality cultivation, business collaboration and diverse international services. There are 3 platforms under IPDN: PDN (diverse talent recruitment), International Association of Women (IAW) and Association of Education and Training Schools International (AETSI) . They aim at providing prominent two-way service system. Our social platform is established and developed based on the three businesses listed above.

2、中国全资子公司概况 Overview of Wholly-owned Subsidiary in China


NASDAQ

IPDN 中国 / IPDN China

普谛恩（中国）国际文化发展有限公司是美国纳斯达克上市公司IPDN在中国设立的全资子公司。
公司致力于构建“国际教育生态圈，文化社交大平台”，以为客户提供国际文化教育、商务论坛与服务作为核心，整合全球跨行业资源，是一家将国际女性菁英荟、国际商务精英荟、国际教育与合作部等集于一体的国际社交平台。

PDN (China) International Cultural Development Co., Ltd is a wholly-owned subsidiary of IPDN, a NASDAQ listed company, and PDN (China) is located in China. The company is dedicated into building International Educational Eco System and Cultural Social Platform. And it is an international social platform aiming at providing international cultural education, business forum and service for clients, by integrating global, cross-industry resources. It is an international social platform that includes IAW, IBEC (International Business Elite Club) and International Education and Collaboration.

3、公司核心团队 Core Team of the Company



宋京波 / James Song

执行董事长 Executive Chairman of the Board of Directors

2016年12月起担任IPDN执行董事长职位，负责IPDN业务布局与策略指导，帮助IPDN中国及美国各项业务的发展。

Mr. Song was appointed as Executive Chairman of the Board of Directors in December 2016. Song is responsible for business layout and strategic guidance of IPDN and helping development of various businesses of IPDN in China and the US.



吉姆・基尔希 / James Kirsch

非执行董事长 Non-Executive Chairman of the Board of Directors

2008年至2016年担任首席执行官，并在任职期间成功帮助普谛恩公司在美国纳斯达克上市。2016年12月起担任董事会执行董事长

Mr. Kirsch served as the CEO from 2008 to 2016 and he successfully listed PDN on NASDAQ during his tenure. He served as Executive Director of the Board of Directors from December 2016 to March 2018



王茂基 / Michael Wang

首席执行官 CEO

2016年12月成为IPDN首席执行官，带领团队打开IPDN国际市场，将现有业务拓展到中国，打造一个多元化的国际服务平台。

Michael was appointed as CEO of IPDN since December 2016. He takes the team to open the international market for IPDN and expands the existing businesses into China as to establish a diverse international service platform.



斯坦・琼斯 / Star Jones

总经理 President

IPDN旗下美国女性菁英会发言人，主要负责该协会的整体商业规划、整合营销、项目执行等工作。

Star is the spokesperson of IAW USA . She is mainly responsible for the overall business plan of the association, integrated marketing, and project implementation.

4、公司核心团队Core Team of the Company



贡海斌 Gong Haibin

独立董事 Independent Director

中国时尚"第一人" Pioneer of Chinese Fashion Frontier

丝绸之路国际时尚周联席主席

Co-President of The Silk Road International Fashion Week

著名时尚专家

Prestigious Fashion Expert



方丽达 Fang Lida

独立董事 Independent Director

北京慈善书院副教务长

Deputy Dean of Beijing Charity Academy

《澳港台画报》

杂志社总编

Editor-in-Chief of Illustration Newspaper of Macao, Hong Kong and Taiwan

北京市港澳台侨妇女联谊会理事

President of Hong Kong, Macao and Taiwan Overseas Women in Beijing



张浩 Zhang Hao

董事 Director

香港华泰顾问咨询有限公司 协助多间国内企业在海外的投资和收购业务

Huatai Financial Holdings (Hong Kong) Limited

He assists many domestic enterprises with their overseas investments and merger.



Medic

侣海林 Lv Hailin

IAW名誉主席

Honorary President of IAW

联合国妇女国际论坛前主席 Former president of Women International Forum of UN

中国联合国协会理事 President of Chinese UN Association

尼山世界女性论坛副主席 Vice President of Nishan World Women Forum

美中文化促进基金会主席 President of China-America Culture Promotion Fund

目录 Content

02

战略规划

Strategic Plan

1、公司定位——多样性的国际社交平台（IPDN）；Position of the company—Diversity International Social Platform (IPDN);

2、以区块链技术打造新一代、东西方均接受的国际社交平台；using the blockchain technology to establish an international social platform that is new and acceptable by western and eastern countries.

3、实现路径：与现有东西方社交平台路径相反，通过国际女性菁英荟、国际商务精英荟和国际教育与合作三块业务来积累人群，来构建国际社交平台。How to realize the plan: as opposed to the way current western and eastern social platforms operates, It will accumulate people via IAW, IBEC and International Education and Collaboration to establish international social platform.

战略规划—新一代国际社交平台 Strategic Plan—International Social Platform of new generation

美国业务
US Business

多样性人才交流及招聘平台
Communication and Recruitment Platform for Diversity Talents

IAW美国
IAW USA

国际商务精英荟
IBEC

IAW中国
IAW in China

国际教育与合作
IEC

中国业务
Chinese Business

1、区块链特点 Features of Blockchain

去中心化 Decentralization

为新一代年年轻用户提供自由、去中心化的社交网络。
To provide free and decentralized social network for young users.

不可篡改 Tampering-free

推崇注意力价值，认为凝结于互联网商品价值中的无差别人类 劳动，不仅包含供给侧的劳动价值（注意力价值），也包含需求侧的注意力价值。
Emphasize the value of attention. It is believed that human labor, which is not unique in the value of Internet goods, includes not only the labor value (attention value) on the supply side, but also the attention value on the demand side.

集体维护 Collective Maintenance

推崇平等，认为人格于每个人而言都是平等的，在社交网络上 获得收益、使用收益的方式也应当平等。 除此之外，价值网络中不可或缺的底层应用。
Value equality, believe that everyone is equal, and therefore the way to obtain and use benefits on social networks should also be equal. In addition, the value network is indispensable to the underlying application.

- 区块链技术，是集成了分布式数据存储、点对点传输、共识机制、加密算法等计算机技术的新型应用模式。区块链技术被认为是继大型机、个人电脑、互联网之后计算模式的颠覆式创新，在全球范围逐渐引发技术革新和产业变革。
- 著名《经济学人》杂志称：“区块链让人们在互不信任，并没有中立中央机构的情况下，能够做到互相协作，简单地说，它与生俱来就是一台创造信任的机器。”


传统中心化平台

点对点的区块链与分布式账本技术



2、区块链技术的优势

降低成本 01

区块链技术可以减少违背市场竞争原则和侵害消费者权益的行为，降低企业的中介成本、决策成本以及执行成本

02 安全可靠

自主可控、安全可靠，信任机制


降低成本
数据客观
安全可靠
容易溯源

数据客观 04

对于试图重写或者修改交易记录而言，它的成本是非常高的。

03 容易溯源

严格按照时间线形顺序 推进，时间的不可逆性导致任何试图入侵篡改区块链内数据信息的行为都很容易被追溯

2. Advantages of blockchain

01 to reduce the cost

Blockchain technology can reduce behaviors that violate the principle of market competition and infringe on the rights and interests of consumers, and reduce the intermediary cost, decision-making cost and execution cost of enterprises

02 Safe and reliable

Independent and controllable, safe , reliable and trust mechanism

03 Easily to be traced

Strictly in line with the timeline, the irreversibility of time leads to any attempt to invade and tamper with the data information in the block chain, which is easily traceable

04 Objective

It can be very costly to attempt to rewrite or modify a transaction record

3、新人类向往的社交平台模式

The social platform pattern that the new generation yearns for


WELCOME TO ONO.
Referendum
Proposals
Executing
Fail
23 hours left
Joseph
you wanna hear sth serct
sure

为新一代年轻用户提供自由、去中心化的社交网络。
Provide a free, decentralized social network for a new generation of young users.

推崇注意力价值，认为凝结于互联网商品价值中的无差别人类劳动，不仅包含供给侧的劳动价值（注意力价值），也包含需求侧的注意力价值。
Emphasize the value of attention. It is believed that human labor, which is not unique in the value of Internet goods, includes not only the labor value (attention value) on the supply side, but also the attention value on the demand side.

推崇平等，认为人格于每个人而言都是平等的，在社交网络上 获得收益、使用收益的方式也应当平等。除此之外，价值网络中不可或缺的底层应用。
Value equality, believe that everyone is equal, and therefore the way to obtain and use benefits on social networks should also be equal. In addition, the value network is indispensable to the underlying application.

4、 现有社交平台痛点 Pain points of existing social platform


痛点
Pain Points

低质量内容泛滥
Poor quality content is rampant

缺乏归属感与参与感
Lack of a sense of belonging and participation

内容开发者高额的发行与推广费用
High distribution and promotion costs for content developers

安全不足与权益受限
Insecurity and limited rights

内容输出者无法变现或无法高效变现
Content exporter can not monetize nor effectively monetize

缺乏高质量的提问
Lack of high quality questions

3、区块链社交平台应用机遇

消除信任问题

区块链的本质是去信任，通过技术来解决两者之间的信任问题，不再需要第三方机构。



分布式账本

每个用户的信息都是掌握在自己手中的，不属于任何一个平 台所有。

加密技术

区块链社交可以将需要保密的用户隐私信息进行加密，保证信息只在特定的条件下进行传播或者共享，其他方即使拦截也无法解密出原始信息，如多方计算技术（SMPC）。

解决虚假信息

每一次操作都打上时间的烙印，并且每虚假信息传播的解决一次操作都记录在各个用户的分布 式账本上，信息无法篡改。在对于虚假信息的传播，可以根据信息的传播记录，溯源到信息的源头， 从而找出虚假信息的传播者。

3. Application opportunities of blockchain social platform

Eliminate trust issues

The essence of blockchain is to trust, and the trust between the two parties can be solved through technology. No third-party intermediaries are needed.

Encrypted Technology

Blockchain social networking can encrypt users' private information that needs to be kept secretly, so as to ensure that the information can only be transmitted or shared under certain conditions, and other parties can't decrypt the original information even if they intercept it in time, such as Security Multi-Party Computation (SMPC).

Distributed ledger

Every user's information is in their own hands and does not belong to any platform.

Prevent fraudulent information

Every transaction can be imprinted with time and every circulation of fraudulent information will be documented on distributed ledger of every user and the information can not be tampered with. For the dissemination of false information, it is possible to trace source of information according to the information transmission records, so as to find out the disseminator of false information.

5、解决方案——IPDN开放式区块链社交平台

Solution – IPDN Open Blockchain Social Platform


智能合约等全协议栈
智能服务 -J
智能合约 -X
智能服务 -L
智能合约 -Y
链外应用
IPDN
国际社交区块链平台
手机 /IOT
个人 /IoT 合约
BaaP平台
PDX 区块链
轻量级节点
身份、画像
积分、激励
大数据交换
Hyperledger
PDX
开源底
层技术
区块链X
更多协议栈接入 ......

以区块链技术打造新一代国际社交平台——IPDN
To build a new generation of international social platform with blockchain technology



用户体验
小程序
全民投票
社交功能
我的盒子生态
社交生态
全民投票生态

IPDN区块链社交平台架构
IPDN Blockchain Social Platform Structure
数据来源中商产业研究院整理
Data source: China commercial industrial research institute



账户体系
Account system
我的故事
My story
聊天
Chatting
好友
Friends
内容发布
Content Distribution
交互功能
我的探索
My exploration
我的盒子
My box
全民投票
Referendum
交易转账
Transaction
IPDN产品体系
IPDN Product System

Interaction Function

以区块链技术打造新一代国际社交平台——IPDN

To build a new generation of international social platform with blockchain technology

IPDN区块链社交平台应用前景

Application Prospect of IPDN Blockchain Social Platform



区块链
基础设施
公共平台
扩展应用
数字货币
智能合约
记录保存
数据密文存储
信息验证
积分、优惠券
电子契约防篡改
无纸化
慈善
众筹
投票
比特币及各种虚拟货币
转账
跨境支付
数字权益
博彩
托管支付

IAW百万会员

国际女性精英会旗下100多万的女性会员可直接注册平台用户，提高活跃性

Million RMB Membership

One million women members under IAW can register directly on our platform so as to improve their participation.

PDN千万会员

PDN作为国际社交平台，拥有1070万的国际注册会员，在国内外具有重大的影响力，区块链社交平台很好的切合了会员的国际交往需求

Ten Million RMB Membership

As an international social platform, PDN has over 10.7 million registered members which makes it influential at home and abroad. The blockchain social network platform well meets our members' needs for international communication

近万亿人民币级蓝海市场

根据相关行业报告显示，全球区块链市场规模将从2017年的4.115亿美元增长到2022年的76.837亿美元，基于区块链的业务规模将超过1000亿美元

Billion-RMB Membership– "blue ocean" market

According to relevant industry reports, the size of the global block chain market will increase from US$411.5 million in 2017 to $7.6837 billion in 2022. Business based on blockchain technology will be more than US$100 billion.

数据来源中商产业研究院整理

Data source: China commercial industrial research institute

以区块链技术打造新一代国际社交平台——IPDN

To build a new generation of international social platform with blockchain technology

截止时间	单位
2018/9/7	USD

美股区块链主题股票整理

区块律动 BlockBeats

US stocks related to blockchain

股票简称	消息公布一月前价格	消息公布当日最高价	消息公布当日涨跌幅	消息公布一周后价格	消息公布一周内涨跌幅	当前股价	概念解析	现状
中网载线	1.04	11.90	698.29%	6.38	124.65%	1.93	网络招商行业在纳斯达克上市的首家中国企业。2018.1.4公司宣布同区块链生态建设商井通科技建立战略合作伙伴关系，扩展区块链行业及其技术	2018年6月宣布构建闭环商业机会社会生态系统（BOSE），这是一个以区块链为动力的营销和广告交易系统。BOSE是在公司的商机链BOC上开发的，将公司现有的营销和广告基础设施与其以区块链为主的商业机会交易结合起来
LongFin Corp.	6.65（开盘价）	26.80	308.41%	41.00	320.08%	4.33	金融科技公司。2017.12.13上市。2017.12.15收购新加坡区块链公司ziddu.com	该公司于4月份停牌，后于5.24恢复交易，并未做任何区块链相关业务
Net Element International	4.18	24.98	272.17%	11.91	-33.09%	6.05	全球性的金融科技公司。2017.12.20宣布成立专注于区块链技术的业务部门，为支付行业开发并部署创新解决方案	与Bunker Capital合作开发和部署区块链技术解决方案，提高生态系统内所有交易的经济效率
蓝汛	1.10	3.16	195.51%	1.68	58.49%	1.12	2000年首家获信产部许可的CDN服务提供商。2017.12.19外媒透露消息称蓝汛将成为在去中心化网络和软件应用领域中国政府批准的首个比特币玩家	平安科技和蓝汛ChinaCache在CDN（内容分发网络）业务领域达成合作，结合区块链技术期望共同实现去中心化的真正意义上的互联网网络架构
Long Blockchain Corp.	2.46	9.49	183.20%	4.49	-43.52%	0.18	原名"长岛冰茶"，一家饮料公司。区块链兴起后，2017.12.21公司改名加入blockchain	通过借壳上市来吸引英国的区块链初创公司Stater Blockchain Limited，取消购买比特币挖矿机交易，未有其他区块链业务发展
Marathon Patent Group Inc.	1.49	6.04	172.92%	4.95	43.48%	0.90	美国的专利权收购公司，专注于挖掘数字资产。2017年11月全资收购Global Bit Ventures Inc.这家区块链浏览器和挖矿公司，同时在魁北克有矿场	后未有实质性的区块链业务进展
Digital Power Corp	0.65	3.50	163.00%	3.49	20.34%	0.49	专注于商用和军用的电源产品。2017年11月宣布新增比特币挖矿业务	后未有实质性的区块链业务进展

目录 Contents

03

主营业务介绍

Introduction of Main Businesses

1、IAW美国 IAW US

美国业务
US Business

多样性人才交流及招聘平台

Communication and Recruitment Platform for Diversity Talents



IAW美国
IAW in US
国际商务精英荟
IBEC
IAW中国
IAW China
国际
教育与合作
IEC

中国业务
Chinese Business

2、以区块链技术整合美国业务，并打造美国人才交流平台Integrate us business with block chain technology and to build communication platform of US Talents


美国业务
US
Businesses
多样性人才交流及招聘平台
Communication and Recruitment Platform for Diversity Talents
区块链
Blockchain
IAW美国
IAW US
国际商务精英荟
IBEC
IAW中国
IAW China
国际教育与合作
IEC
中国业务
Chinese
Businesses

3、IAW中国，IAW China

美国业务
US
Businesses

多样性人才交流及招聘平台
Communication and Recruitment Platform for Diversity Talents

IAW美国
IAW US

国际商务精英荟
IBEC

IAW中国
IAW China

国际教育与合作
IEC

中国业务

3、 以太太选美打造IAW中国名片 To build IAW Chinese brand with wife pageant contest

IAW六大女性服务内容 Six Service Contents for Women of IAW


尚礼苑
专注于
国际社交

Shang Li
International Networking


尚雅苑
专注于
品读典籍

Shang Ya
Reading


尚融苑
专注于
商务合作

Shang Rong
Business Cooperation


尚颜苑
专注于
形象设计和塑造

Shang Yan
Image Design


尚慈苑
专注于
亲子教育

Shang Ci
Parenting


尚颐苑
专注于
女性健康管理

Shang Yi
Health of Women

3、以太太选美打造IAW中国名片 To build IAW Chinese brand with wife pageant contest

拟合作方—Mrs. Globe(环球夫人大赛）介绍
Potential partner—Introduction of Mrs. Globe

环球夫人大赛以“美丽 智慧 爱心 成功”为宗旨，以提升女性素质、促进社会和谐与世界和平为终极目标。对女性而言，通过举办大赛活动，引领全社会女性树立正确的人生价值观，塑造女性自尊、自爱、自立、自强形象，倡导女性自觉努力塑造自我、完善自我，成为内外兼修，富于爱心与责任感的善良美丽女人； 对社会而言，通过提升女性综合素质，在母亲这一角色上更好的培养下一代，更好的构建和谐家庭，进一步促进社会和谐；对世界而言，通过举办一系列全球性女性文化论坛、研讨会等活动，增进各国女性文化领域的交流与互动，进一步促进世界和平与发展。

"Beauty, wisdom, love and success" is the ultimate goal of the contest, which aims at improving the quality of women and promoting social harmony and world peace. For women, through the holding of competition activities, leading women in the whole society to set up correct values of life, shaping their self-esteem, self-love, self-reliance, self-strengthening image, advocating their conscious efforts to shape themselves, improve themselves both inside and outside, A kind and beautiful woman full of love and responsibility; For society, by improving the comprehensive quality of women, in the role of mother better training the next generation, better building a harmonious family, and further promoting social harmony; For the world, through holding a series of global Women’ s Cultural Forum of the World, seminars and other activities, the exchange and interaction in the field of Women’ s Cultural Forum of the World in various countries will be enhanced, and world peace and development will be further promoted.



3、以太太选美打造IAW中国名片 To build IAW Chinese brand with wife pageant contest


2015 第十九届 MRS.GLOBE
环球夫人大赛
全球总决赛


“韵满京华 · 仪冠环球 ”
第二十一届MRS.GLOBE环球夫人大赛
北京赛区


MRS. GLOBE
2013第十七届环球夫人大赛


2018第二十二届MRS.GLOBE环球夫人大赛
全球新闻发布会暨北京赛区启动仪式

历届
回顾
Review of Previous Mrs. Globe Contests

3、以太太选美打造IAW中国名片 To build IAW Chinese brand with wife pageant contest



大 赛 影 响 力 Contest Influence

22届环球夫人中国赛区收到北京、上海、杭州、嘉兴等各省市的申请。

政商界人士热捧

Spoken highly of by business people

各大城市踊跃举办

Being held in many cities



Endorsement by the United Nation Women's Agency

联合国妇女署的支持

Various Promotion of medias

各媒体的广泛宣传


UN Women and Global Goodwill Ambassador Partnership & Fundraising Gala

3、以太太选美打造IAW中国名片 To build IAW Chinese brand with wife pageant contest

盈利模式 Profit Model

赞助广告 Sponsor and advertisement	通过各大赛区的总冠名，特约商家，指定报名点，指定用品等方式获取赞助收入。To obtain sponsorship revenue by offering sponsor,merchants,designated registration and designated supplies.
网络营销 Internet marketing	为有需求的产品方结合环球夫人大赛特点进行全网营销推广，收取推广费用。Generate promotion fees by promoting products with strong demand that are related to Mrs.Globe Contest.
活动培训 Events and trainings	通过对参加环球夫人大赛的选手提供各项技能培训，实现收入。To generate training revenue by offering different skill trainings to the candidates attending Mrs.Globe Contest.
真人秀 Reality show	以口碑营销的形式获取经济利益与社会效益的经济运作模式，具有经济属性与文化属性并重的特点。To establish a business modal based on word-of-mouth marketing with the characteristics of economic and culture.
女性创业贷款 Loans for women start-ups	面向新时代女性的一种激励型贷款于现行消费贷款、用来满足城乡居民个人创业需要而发放的小额度信用贷款。An incentive loan for women in the new era is based on current consumer loans and small-value credit loans issued to meet the individual entrepreneurial needs of urban and rural residents.

4、国际商务精英荟International Business Elite Club

美国业务
US
Business

多样性人才交流及招聘平台

Communication and Recruitment Platform for Diversity Talents



国际商务
精英荟 International Business
Elite Club
IAW美国
IAW中国
国际
教育与合作

中国业务
Chinese
Business

4、业务简介—国际商务精英荟 Business profile —International Business Elite Club

“国际商务精英荟”是公司利用自身的全球化资源优势，将中国特色与国际视野有机结合，汇集全球商业、资本及项目等资源和顶尖专家学者，专为中国企业家打造的一个集个人交流学习，企业发展，资源对接，财富管理及项目整合和资本运作服务为一体的立体化平台。我们将为广大的中国企业家提供高端国际论坛、国际国内资本、优选项目资源、投融资、并购、上市及市值管理等专业服务，立志于帮助中国的企业及企业家更高效快速的融入国际化商务、资本平台，整合东西方的资本、项目、证券市场等资源，实现企业的腾飞。

"International Business Elite Club" is a platform by taking advantage of the company’s own global resources, including both resources in China and outside China, gathering global businesses, capital, projects and top experts and scholars, and establishing a personal exchange learning program, enterprise development, resource sharing, wealth management and project integration and capital deployment for Chinese entrepreneurs. We will provide professional services such as high-end international forums, access to international and domestic capital, preferred access to projects, investment opportunities, financing vehicles, mergers and acquisitions, IPO and enterprise value management for Chinese entrepreneurs. We’re committed to help Chinese enterprises and entrepreneurs to more efficiently and quickly integrate into international business and capital platforms and integrating East and West capital, projects, stock markets and other resources to achieve corporate growth.

4、国际商务精英荟Business profile —International Business Elite Club

国际商务精英荟引流入口之一——国际资本论坛The first way of IBC member acquisition: International Capital Forum

2017年12月2日至12月3日，由中国财富传媒集团主办、普诒恩（中国）国际文化发展有限公司承办的首届“国际资本领袖峰会----对话纳斯达克”在京召开。本次峰会汇聚国内国际资本领袖，共商全球化资本与中国经济发展。为国内国际资本、项目、企业提供一个共融、共通、共享、共同发展的资源平台。峰会以“资本”为核心关键词，汇聚国内外知名投行、券商、基金、保荐人等资本圈大咖，多角度解读国内、国际资本市场，共同探讨世界经济及资本的未来趋势，寻求中国企业国内外上市融资的发展之道。

同时，首届峰会也将推出国际精英企业家俱乐部，作为日常活动组织与资源、资金和项目落地的会员组织平台，为会员推出一系列海内外融资、并购、上市等权利与福利。

From December 2nd to December 3rd, 2017, the first "International Capital Leaders Summit---in dialogue with Nasdaq" , organized by China Fortune Media Group and hosted by PDN (China) International Culture Development Co., Ltd., was held in Beijing. The summit attracted domestic and international capital leaders to discuss global capital and China's economic development, providing an integrated, common, sharing and developing resource platform for domestic and international capital, projects and enterprises. The summit gathered domestic and foreign well-known investment banks, brokers, funds, sponsors and other capital circles with the word "capital" as a core, interpreting domestic and international capital markets from multiple perspectives, discussing the future trends of the world economy and capital, and seeking ways of development for Chinese companies to list at home and abroad. At the same time, during the first summit, we also launched the International Business Elite Club as a member organization platform for daily event organization, resources, funds and projects, and offer a series of benefits such as financing, mergers and acquisitions and IPO for members.

国际资本论坛简介
Brief Introduction of International Capital Forum


International Capital Leadership Summit
—In Dialogue with NASDAQ
国际资本领袖峰会
——对话纳斯达克
主办单位：中国财富传
承办单位：普诒恩（中
China Fortune Media Group
Organizer: IPDN(China)

4、国际商务精英荟 Business profile--- International Business Elite Club


BEIJING • 2017
国际资本领袖峰会


International Capital Leadership Summit
BEIJING • 2017
国际资本领袖峰会

首届回顾

Review of the First Summit


NASDAQ


中国资本改革破局之年的危与机
资本领袖峰会



论坛简介 Forum intro

2018年12月1日由新华社-中国财富传媒集团联合普谛恩（中国）共同举办的2018年度国际资本论坛，将汇聚国内外资本领袖，全球顶级家族，企业大咖，专家学者，共商全球化资本和商业发展战略，帮助国内企业通过融资、投资、并购、重组、海内外上市等来进行资本运作，为新经济大局下的国内国际资本、项目、企业和机构打造一个共融、共通、共享、共赢的资源平台。

论坛精彩纷呈，通过百年财富·基因解密——对话罗斯柴尔德，解读罗斯柴尔德家族财富传承与资产配置。还将分别举办限20人规模的罗斯柴尔德私享晚宴、百人规模的贵宾酒会及颁奖晚会。

On December 1st 2018, “2018 annual International Capital Forum” is jointly held by China Fortune Media Group and PDN(China), attracting capital leaders, global top family businesses, famous entrepreneurs and experts at home and abroad to discuss strategies on global capital and business development and helping domestic enterprises take advantage of capital market by financing, investment, merger and acquisition, reorganization and IPO at home and abroad to create a resource platform with features of integration, common, sharing and win-win for the domestic and international capital, projects, enterprises and institutions under the new economy.

The forum has many highlights, including decoding the secrets of Rothschild family wealth inheritance and asset allocation. We will hold the Rothschild private dinner with only 20 seats, a 100-person VIP reception and an awards ceremony.


2018年度国际资本论坛
「罗斯柴尔德 · 财富解密」
2018.12.01 中国·北京
主办单位：新华社·中国财富传媒集团
承办单位：
普谛恩（中国）
国际文化发展有限公司
论坛地点：北京世纪金源大饭店
参会人群：国内外知名企业家

4、国际商务精英荟 Business profile—International Business Elite Club

国际商务精英荟引流入口之二—爱国企业家联盟
The second way of IBC member acquisition: Patriotic Entrepreneurs' Association



爱国网China's Patriotism Education
中国长城爱国委员会
The Great Wall of China Patriotic Education Committee
华盛时代Huasheng Times company
爱国企业家联盟Patriotic Entrepreneurs' Association
爱国实训基地 Patriotic training base
爱国网商业运营 Business operation of CPE
百万爱国小记者 Millions of patriotic little journalists

5、国际教育与合作 International Education and Cooperation

美国业务
US Business

多样性人才交流及招聘平台

Communication and Recruitment Platform for Diversity Talents



IAW美国
国际商务精英荟
IAW中国
国际教育与合作 International Education and Cooperation

中国业务
Chinese Businesses

5、国际教育与合作明星产品：中德护理留学移民项目Business Intro--Outstanding products of International Education and Cooperation: Overseas Study and Immigration programs of Sino-Germany Nursing Care







项目背景 Background

2013年10月28日，国家总理李克强在人民大会堂会见了外国友人多尔德先生。会谈期间，多尔德先生提到将与中国人民对外友好协会签署长期协议，接受中国护理人员到德国进行短期培训并短期工作，为中国养老事业培养人才，得到了李克强总理的高度赞誉。

On October 28, 2013, Premier Li Keqiang had a meeting with a foreign friend, Mr. Dold at the Great Hall of the People. During the meeting, Mr. Dold mentioned that a long-term agreement would be made with CPAFFC, allowing Chinese nursing care personnel to take short-term trainings and work in Germany in order to cultivate talents for senior care business in China, which gains high appreciation from Premier Li.

中德老年护理人才交流计划，由全国友协和德中友协牵头，由中外服及德国巴符州平等福利会、德中福利协会等机构联合实施。

签约仪式于2013年10月28日在全国友协举行，全国友协李小林会长及德国驻华大使柯慕贤亲自出席项目签约仪式并见签。

Talents Exchange Program of China-Germany Nursing Care for Seniors is originated by CPAFFAC and CGFA and jointly lanuched by CSCFCFC,PJW and China-Germany Social Welfare.

The signing ceremony was held in CPAFFC on 28th Otocber 2013. Li Xiaolin,president of CPAFFC, and Ke MuXian,Germany ambassador,attended the ceremony and witnessed the signing.

中德护理交流留学移民项目优势 Advantages of China-Germany nursing care exchange and overseas study and immigration

赴德后免费接受德语培训 To take course of German for free after going to Germany

赴德后免费接受德国护理培训 To take training course of nursing care after going to Germany

在德工作五年即可申请“绿卡” To be qualified to apply for Green Card with 5 years working experience in Germany

在德工作八年可申请德籍 To be qualified to apply for German citizenship with 8 years working experience in Germany

回国就职高薪企业 To work in domestic enterprises with high salaries

在德学习生活经济零负担 Zero burden on living expenses for studying in Germany

在德学习期间，每月补贴800-1000欧元左右During study in Germany, subsidies will be offered at about 800--1000 Euro.

在德如担任助理期间，每月补贴在1200-1800欧元左右（税前）

During being an assistant in Germany, subsidies will be offered at about 1200--1800 Euro(Pretax)

考取B2以及护理职业证书，正式工作后每月薪酬在2500欧元左右（税前）

To obtain the Certificate of B2 and Professional Certificate of Nursing Care, salary per month will be at around 2500 Euro with a formal job.

5、国际教育与合作明星产品：中德护理留学移民项目Business Profile--Outstanding products of International Education and Cooperation: Overseas Study and Immigration programs of China-Germany Nursing Care

项目模式

Projects Pattern

模式一：Pattern 1:
专业护理人员模式 Professional nursing personnel
（0.5+5）
25-40周岁，性别不限 25-40 years old, male or female
往届大专或本科护理毕业生Previous nursing college with bachelor degree
有专业技术资格证 Holding professional certificate of competency
有护士执业证书 Holding professional certificate of nursing
有一年以上工龄With over 1 year of work experience
赴德前德语培训，通过德语B1 To take course of German and pass the language exam of B1 before going abroad
愿从事护理/护士行业 Willing to work in nursing care or nursing industries

模式二：Pattern 2:
专业护理人员模式 Professional nursing personnel
（1+5）
18-40周岁，性别不限 18-40 years old, male or female
应往届大专或本科护理毕业生Previous nursing college and undergraduate students
有专业技术资格证Holding professional certificate of competency
有护士执业证书 Holding professional certificate of nursing
有工作经验者优先 Giving priority to those having work experience
赴德前德语培训，通过德语B1 To take course of German and pass the exam of B1 before going to Germany
愿从事护理/护士行业 Willing to work in nursing care or nurse industry

模式三：Pattern 3
职业培训模式 Professional taring
（3+3）
18-30周岁，性别不限 18-30 years old, male or female
应往届高中毕业生 Previous and fresh high school graduates
应往届中专护理专业毕业生 Previous and fresh graduates in nursing care from technical secondary school
应往届非护理专业大专或本科毕业生 Previous and fresh college and undergraduate students in non-nursing care
赴德前德语培训，通过德语B1 To take the course of German and pass the language exam of B1 before going to Germany
愿从事护理/护士行业 Willing to work in nursing care or nurse industries

模式四：Pattern 4
A2模式 A2 Pattern
（语言自费+培训模式）(Learning language at your own expense+training)
18-30周岁，性别不限，18-30 years old, male or female
拥有歌德A2语言证书，Holding Goethe A2 certificate of language
应往届高中毕业生 Previous and fresh high school graduates
自费赴德学习德语 To study German in Germany at your own expense
B1在学，在德面试雇主 Being learning language of B1, to have an interview with employers in Germany
免费学习三年老年护理课程To learn nursing courses about seniors for 3 years for free

IPDN股价表现 IPDN Stock price diagram

上市公司股价
Stock Price of IPDN



MA5:33.41 MA10:34.97 MA20:- MA30:-
52.35
成交量 51.74万股
MACD (12,26,9) DIFF:-6.11 DEA:-4.36 MACD:-3.49
2014-02-28

THANKS

普谛恩（中国）业务推介会

IPDN CHINA BUSINESS INTRODUCTION

Professional
Diversity Network